                                                                    EXHIBIT 10.8


IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

This master Reseller Agreement ("Agreement"), dated, the 31st of March, 2003, describes the IBM software product(s) that International Business Machines Corporation ("IBM") agrees to license to ScanSoft Inc. ("ScanSoft"), for subsequent manufacturing, marketing and distribution by ScanSoft. Each is a "Party" to this Agreement, and collectively the "Parties".

This Agreement is signed only once. After that, ScanSoft may manufacture, market and resell the IBM software product(s) ("Program(s)") listed in Attachment 1 - Program and Schedule. New or different Program(s) may be added according to the terms of this Agreement only after an Amendment to this Agreement and the Program Schedule, has been accepted in writing by both Parties.

This Agreement, including all attachments thereto is the complete agreement between the Parties on this subject and replaces all prior and contemporaneous oral or written communications between the Parties about it. This Agreement may only be modified by written agreement signed by both Parties. Once signed, any reproduction of this Agreement, or of an Attachment, made by reliable means (for example, photocopy or facsimile) is considered an original.

ACCEPTED AND AGREED TO:                       ACCEPTED AND AGREED TO:

International Business Machines Corporation   ScanSoft, Inc.
8051 Congress Avenue                          9 Centennial Drive
Boca Raton, FL  33487                         Peabody, MA 01960

By:   /s/ Alan Linsky                         By:   /s/ Wayne S. Crandall
      -------------------------------------         ----------------------------
Name: _____________________________________   Name: ____________________________
      Alan Linsky                                   Wayne S. Crandall

Title: Contract Administrator                 Title: ___________________________
       Global Customer Solutions              Senior Vice President, Worldwide
       & General Procurement                  Sales

Date: 3/31/03                                 Date: 3/31/03
      ------------------------------------          ----------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                 1.0 DEFINITIONS

When used in this Reseller Agreement, the capitalized terms listed below shall have the following meanings:

1.1      "AFFILIATES" means any corporation, company, or other entity, which:
         (i) is Controlled by a Party hereto; or (ii) Controls a Party hereto; or (iii) is under common Control with a Party hereto. For this purpose "Control" or "Controlled" means that more than fifty percent (50%) of the controlled entity's shares or ownership interest representing the right to make decisions for such entity are owned or controlled, directly or indirectly, by the controlling entity. An entity is considered an Affiliate only so long as such ownership or control exists.

1.2 "AGREEMENT" means this reseller agreement and other attachments or appendices specifically referenced in this Agreement as well as any amendments hereto.

1.3 "BUNDLE" means two or more software programs packaged together by ScanSoft that would include Program(s) and ScanSoft or third party products. Bundles may also include Programs preloaded or packaged with third party hardware, provided the Program is designated to operate on such hardware and its operating system configuration.

1.4 "CHANNEL" means the distribution channel through which ScanSoft and/or its Distributors sell the Program(s) to Customers.

1.5 "CODE" means computer programming code in "OBJECT CODE" FORMAT ONLY whereby the code is substantially in binary form and is directly executable by a computer after processing, but without compilation or assembly.

1.6 "COVER MOUNTS" means ScanSoft's distribution of an application software CD containing the Program(s) inserted or attached in a shrinkwrapped magazine as solely approved by the IBM Technical Coordinator listed in
         Section 15.

1.7 "CUSTOMER(S)" means an end-user authorized to use the Program(s) for its intended use and not for redistribution, remarketing, time-sharing, or service bureau use. Customers do not include ScanSoft's Affiliates, Dealers or Distributors.

1.8 "DERIVATIVE WORK(S)" means a work which is based upon one or more preexisting works, such as a revision, enhancement, modification, translation, abridgment, condensation, expansion, compilation, or any other form in which such preexisting works may be recast, transformed, adapted or included, and which if prepared without the authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement.

1.9 "DEALERS" means an operator of one or more outlets for computer software which are or will be staffed with personnel competently trained in the operation and marketing of Programs.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

1.10 "DISTRIBUTOR(S)" means ScanSoft's authorized third party distributors or resellers, who distribute and sell Program(s) to Customers.

1.11 "ENHANCEMENTS" means changes or additions, other than Error Corrections, to the Programs that support new releases of operating systems and in which IBM has agreed to provide to ScanSoft as described in Section 9. Enhancements shall be considered Programs under this Agreement.

1.12 "ERROR CORRECTIONS" means revisions that correct errors and deficiencies (collectively referred to as "ERRORS") in Programs.

1.13     "GEOGRAPHY" means either the [****], or [****] geographical areas.

1.14 "GOLDEN MASTER CD-ROM" means the master replication media of the Program(s) and Related Licensed Materials. A Golden Master CD-ROM is that version of the Program(s) that has (1) exited test, (2) contains no known bugs that create system crashes and/or data corruption with the exception of those known bugs accepted in writing by ScanSoft and IBM for good business reasons, (3) has been verified to contain the specified functionality in accordance with Attachment 8 and (4) has been verified as virus free.

1.15 "GOODS" means existing quantities of IBM microphones used in Programs, work in process and finished goods listed in Attachment 11 and furnished by IBM at the price listed in Section 7.2 of this Agreement, [****].

1.16 "LOCALIZE" OR "LOCALIZATION" means authorized language translation and modifications to Related Licensed Materials by ScanSoft and/or IBM that are necessary to distribute and sell Program(s) in Territory.

1.17 "MORAL RIGHTS" means any personal rights which an author may have under applicable law which are separate and apart from the proprietary aspect of copyright, including, but not limited to, rights to identification of authorship, rights of approval on modifications or limitation on subsequent modifications, and rights to cause or suppress publications.

1.18 "NET REVENUE" means revenue from all sales and upgrades of the Program(s) by ScanSoft in the Territory to [****].

1.19 "PERIOD OF EXCLUSIVITY" means the period of time beginning with the [****] until the earlier of: (a) [****], or (b) [****].

1.20 "PERSONNEL" means agents, employees or subcontractors engaged or appointed by IBM or ScanSoft.

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

1.21 "PROGRAM(S)" means the IBM programs listed in Attachment 1, A Program includes its Code, components, data, and audiovisual content such as images, text recordings or pictures. Program also includes Error Corrections, and Enhancements. IBM may add additional programs from time to time via a signed amendment between the Parties.

1.22 "REGISTERED CUSTOMERS" means Customers who have purchased Program(s) from IBM prior to the effective date of this Agreement and have registered with IBM.

1.23 "RELATED LICENSED MATERIALS" means existing quantities of IBM sales literature, brochures, box designs, demonstration materials, and other retail packaging for the Program(s), listed in Attachment 6..

1.24 "SUPPORT" means telephone hot-line consultation service and/or email support provided to Customers and Registered Customers in accordance with the terms and conditions of the end-user license agreement contained in each Program. [****] shall be entitled to charge Customers for Support after [****]. During [****] will provide [****] technical support to [****] customer [****]. Thereafter, [****] will provide support in a manner consistent with [****]. Notwithstanding the foregoing, [****] will provide [****] technical support [****] if [****].

         1.24.1 "LEVEL 1 SUPPORT" means the support provided by ScanSoft in response to an initial phone call and/or email by a Customer that identifies and documents an error/problem in the Program(s). This includes [****]. Level 1 Support shall be [****].

         1.24.2 "LEVEL 2 SUPPORT" means the support provided by ScanSoft to Customers by the most highly trained and competent technical support individual on the Program (normally a supervisor and/or manager). "Level 2 Support" attempts to provide Customers guidance on issues where "Level 1 Support" cannot provide an acceptable answer.

         1.24.3 "LEVEL 3 SUPPORT" means the support provided by IBM to ScanSoft to ensure an acceptable customer response to issues that cannot be resolved by either Level 1 Support or Level 2 Support. An attempt by [****] will be made to provide [****].

1.25     "TERRITORY" means [****].

2.0      USE OF THE PROGRAM(S)

2.1 ScanSoft agrees to use commercially reasonable efforts to market and sell the Program(s) to Customers in the Territory during the regular course of business and/or cause ScanSoft Distributors to do the same. ScanSoft agrees to spend [****] on the [****].

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

2.2      ScanSoft shall:

         [****] distribute the Program(s) in the Territory, and only in the form provided by IBM [****]

         (a) distribute a copy of the International Program License Agreement ("IPLA") or ScanSoft's own end-user license agreement with terms reasonably consistent with the IPLA with each Program distributed to Customers; and

         (b) provide Level 1 and Level 2 Support to Customers who have purchased the Program(s) in accordance with the support described in the Program.

2.3 ScanSoft shall not reverse assemble, reverse compile or otherwise translate any part of the Program(s).

2.4 ScanSoft shall ensure that its Distributors agree to act in a manner consistent with ScanSoft's obligations under this Agreement.

3.0      INTELLECTUAL PROPERTY AND LICENSE GRANTS

3.1 Subject to payments listed under Section 7 below, and the reservation of rights in Section 3.3 below, IBM hereby grants ScanSoft during the [****]:

         (a) a world-wide, non-transferable, exclusive, copyright license to reproduce, distribute, and/or sublicense to its [****] the Programs, including Enhancements in a Bundle or as standalone products, in Object Code form only, to Customers within the Territory. No right or license to modify or otherwise create Derivative Works of the Program is granted by this Agreement.

         (b) a world-wide, non-transferable, exclusive, copyright license to use, execute, display, perform and reproduce copies of the Program(s) solely for the purposes of providing Level 1 Support and Level 2 Support to Customers and Registered Customers in the Territory; ScanSoft agrees that any information and or feedback ScanSoft may provide to IBM related to Programs or this Agreement is non-confidential and ScanSoft grants IBM a world-wide, fully paid up, perpetual and irrevocable license to use information /feedback in IBM's business activities without restriction and without payment or accounting to ScanSoft or any third party.

         (c) a world-wide, non-transferable, sole non-exclusive, copyright license to use, execute, display, perform, and subject to 3.4
                  (c) below, prepare, and have prepared Derivative Works of the Related Licensed Materials solely to (i) Localize the Related Licensed Materials; and (ii) subject to IBM's written pre-approval, use the Related Licensed Materials and the Localized Related Licensed Materials in

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                  connection with the distribution of the Program(s) within the Territory.

         IBM reserves all rights not expressly granted herein, including but not limited to the rights in Section 3.3 below.

         ScanSoft agrees to reproduce the copyright notice and any other legend of ownership on any copies made of the Programs under the licenses granted in this Agreement.

3.2 Subject to payments listed under Section 7 below, IBM hereby grants ScanSoft and its Distributors during the [****], the following trademark license:

         a worldwide, non-transferable, non-exclusive personal right and license to use the IBM marks listed in Attachment 2 (hereinafter the "Licensed Marks"), solely in connection with the marketing and distribution of the Program(s) to Customers within the Territory. No other use of IBM's trademarks is authorized.

ScanSoft shall display the Licensed Marks in accordance with the IBM Trademark Guidelines set forth in Attachment 4 of this Agreement. IBM retains the right to specify and approve the quality and standards of all materials on which the Licensed Marks are displayed and inspect from time to time samples of such materials, which approval will not be unreasonably withheld. In the event Scansoft does not receive approval from IBM within ten (10) business days of submitting materials for review, the materials shall be deemed approved. Failure of ScanSoft to adhere to such standards of quality, consistent with the IBM Trademark Guidelines and IBM approved samples, shall be grounds for IBM to terminate ScanSoft's rights to use such Licensed Marks and to terminate this Agreement in accordance with the terms of Section 13.2. In order to enable IBM to protect its rights in the Licensed Marks, ScanSoft will advise IBM of every country in which it markets or distributes the Programs.

ScanSoft shall not at any time during or after this Agreement assert any claim or interest in or to any of the Licensed Marks or institute any proceeding reasonably calculated to adversely affect the validity or enforceability of any of the Licensed Marks. ScanSoft shall not register or seek to register, or cause to be registered any of IBM's trademarks, logos, or copyrights, including Licensed Marks, without IBM's prior written consent. ScanSoft shall not adopt or use such trademark, tradenames, logos, or insignia, or any confusingly similar work or symbol, as part of ScanSoft's company or partnership name.

3.3 Reservation of Rights. Notwithstanding any other provision in this Agreement or amendments hereto, IBM hereby reserves and retains, for the benefit of itself to:

                  3.3.1    provide electronic downloads of [****];

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                  3.3.2 provide the Programs listed in Attachment 1, Section A, 1(f)-1(g), and Section B, 1(c) and 1(d) [****];

                  3.3.3 [****];

                  3.3.4 [****] as outlined in Attachment 9, [****] within thirty
                  (30) days after the Effective Date;

                  3.3.5 utilize IBM's Program(s) [****], provided the latter use is (i) subject to an agreement [****] and (ii) for [****];.and

                  3.3.6 utilize any or all the Programs [****] so long as such IBM product [****].

         IBM shall continue to be entitled to:

                  (i) [****], and

                  (ii) [****]

3.4      Other License Restrictions

         (a) ScanSoft may not modify, alter or remove the trademarks or trade names of IBM or any third party marks displayed on the Program(s), Related Licensed Materials or on the Localized Related Licensed Materials in any way. [****].

         (b) Title to and ownership of Programs including all patents, copyrights, trademarks, and other property rights applicable thereto shall at all times remain solely and exclusively with IBM. IBM does not grant ScanSoft any licenses, either directly or indirectly, by implication or estoppel or otherwise, under any patent, copyright or other intellectual property right of IBM, except as provided in Sections 3.1 and 3.2 above.

         (c) All Derivative Works to the Related Licensed Materials created by ScanSoft under this Agreement shall be considered works made for hire and owned by IBM. If by operation of law, any Derivative Works created by ScanSoft cannot be considered to be works made for hire, ScanSoft hereby agrees to transfer, convey and assign to IBM all right, title and interest, including, but not limited to, the ownership of copyright in and to, the Derivative Works. IBM shall have the right to obtain and hold in its own name copyrights, registrations, and other protection which may be available in such Derivative Works. ScanSoft agrees to give IBM or its designees all assistance required to perfect such rights. ScanSoft shall obtain a written agreement to waiver and not to assert any Moral Rights from any person or entity having Moral Rights with respect to any Derivative Works created under this Agreement.

4.0      SCANSOFT'S RESPONSIBILITIES

         ScanSoft shall:

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                  (a) manufacture and distribute unmodified copies of the Golden Master CD-ROM of each Program(s) and the IPLA provided by IBM (the IPLA is attached hereto in Attachment 5 and will be included on each Gold Master CD-ROM supplied to ScanSoft by IBM);

                  (b) mark each Program package so that the following items relating to the Programs may be read by a Customer without opening the package: (i) identification of the hardware and operating system configurations upon which the Program is designated to operate, and (ii) where to find all terms and conditions, including warranties and disclaimers of warranties of IBM as set forth in the IPLA, consistent with current package design.

                  (c) create a label(s) for placement on the existing Localized Related Licensed Materials which includes, but is not limited to, ScanSoft's company name(s) and end user support information ScanSoft will provide for the Program(s), or modify the Related License Materials to include ScanSoft's end user support information for Customers. All modifications shall be reviewed and approved in writing by IBM. In addition, the label and Localized Related Licensed Materials shall state that the Program is manufactured by ScanSoft and the Licensed Marks are licensed under agreement with IBM.

                  (d) [****] as required for the Territory and distribute such materials provided it has been reviewed and pre-approved in writing by IBM; In the event ScanSoft does not receive approval from IBM within [****] days of submitting materials for review, ScanSoft may distribute the Localized Related License Materials, provided such materials are completed in accordance with IBM's Trademark Guidelines attached hereto in Attachment 4 of this Agreement.

                  (e) obtain advanced permission from IBM for use of IBM's Licensed Marks in a manner inconsistent with IBM's Corporate Identity and Design Program pursuant to Attachment 12; Such program guidelines will be provided within ten (10) business days of the Effective Date.

                  (f) provide Level 1 and Level 2 Support to Customer(s) and Registered Customers.

                  (g) maintain trained Personnel to provide Level 1 and Level 2 Support to Customers;

                  (h) ensure that Personnel attending the IBM training class have experience installing and using the Programs.

                  (i) document problems for IBM's Level 3 Support team, which cannot be resolved by ScanSoft's Level 1 Support or Level 2 Support personnel, by providing the information as specified in Attachment 3 and sending it to the IBM Level 3 Support team. Such information shall be submitted to l3support@at.ibm.com. Additionally, Level 3 support will accept telephone calls from Level 2 Support personnel to resolve customer issues during normal working hours (Monday through Friday, excluding Holidays, 9:00 a.m. to 4:30 p.m. EST) unless the Parties agree in writing otherwise;

                  (j) purchase and distribute approved microphones with the Program(s)., Unless a specific microphone is specified on the exterior of the Program `box', any microphone that has been pre-approved by IBM may be shipped with any of the Programs provided such microphone is compatible with the Program configuration. In the event the approved

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                           microphones as defined in Attachment 7 are discontinued, ScanSoft shall replace such discontinued microphones with a comparable microphone;

                  (k) actively promote and market the Program(s) within the Territory to Dealers and use reasonable efforts to keep Dealers supplied with Programs and marketing materials adequate to support the promotion thereof to Customers;

                  (l) maintain sufficient inventory of the Program(s) to meet market demand;

                  (m) direct Customers to return Program(s) to the place of purchase and not IBM;

                  (n) provide IBM with thirty (30) days written notice to update links related to Programs for ScanSoft's websites;

                  (o) provide a copy of the IPLA to Customers acquiring Enhancements or additional licenses to a Program(s);

                  (p) not offer or make payments or gifts (monetary or otherwise) to anyone for the purposes of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of breach of this clause; and

                  (q) maintain records sufficient to demonstrate that ScanSoft has spent [****] of [****] on [****] of the Program(s) ("Records") and make such Records available for [****] from the termination of this Agreement. Upon IBM's request, ScanSoft will make the Records available to an independent auditor chosen and compensated by IBM. IBM's requests will be in writing and will not occur more than once each year. The auditor will sign a confidentiality agreement and examine ScanSoft's Records in addition to other relevant records in order to verify ScanSoft's compliance with the promotional marketing use and distribution terms of this Agreement. Any such audit shall be at [****] unless the audit reveals [****] with the terms of this Agreement in which case the audit shall be at [****].

5.0      IBM'S RESPONSIBILITIES

         IBM will:

                  a. provide one (1) Golden Master CD-ROM for each of the Program(s) by the delivery date as specified in Attachment 1 to this Agreement;

                  b. provide the Related Licensed Materials listed in Attachment 6 on the delivery dates as set forth in Attachment 1;

                  c. provide one (1) copy of the International Program License Agreement within [****] of the Agreement;

                  d. provide Level 3 Support for the Programs in accordance with Section 8.0 below;

                  e. provide one (1) Golden Master CD-ROM for each Enhancement for the Programs listed in Attachment 1, to be delivered to ScanSoft in accordance with
                           Section 9.0 below;

                  f. obtain [****] within [****] of the Effective Date of the Agreement.

                  g. provide a list of current channels, distributors of the Program(s) as follows:(i) [****];

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

                  h. provide a list of the Registered Customers of the Program(s), including relevant "opt-in/opt-out" information within [****] and on a [****] thereafter;

                  i. describe and electronically promote the Program(s) in the Territory and refer Customers to ScanSoft's designated website: www.scansoft.com for sales and technical support;

                  j. provide [****] of technical training for ScanSoft Personnel on the Program(s) at a location to be mutually agreed upon between IBM and ScanSoft. [****];

                  k. provide Level 1, Level 2 and Level 3 Support issues and applicable `technical notes' and technical bulletins that have been documented as known defects as well as work-arounds, if available, for the Program(s) within [****];

                  l. provide a copy of IBM's channel satisfaction survey, within [****], including [****];

                  m. provide ScanSoft with a schedule of committed marketing programs as follows: [****];

                  n.       [****];

                  o.       [****];

                  p.       [****];

                  q.       [****];

                  r.       [****];

                  s. provide ScanSoft with a list of current republishers of the Program(s) within [****];

                  t. provide ScanSoft (i) with a list, as Attachment 9 to this Agreement, of current OEM agreements relating to the Programs and assign such agreements to ScanSoft within [****] and (ii) one (1) Golden Master CD-ROM for each Program listed in Attachment 13;

                  u.       will [****] listed in Attachment 9, [****]; and

                  v.       will [****] for any Program licensing transaction
                           [****].

                  w. will provide updates to the Attachments, in order to add new or additional programs or materials not originally listed but intended for distribution or use under this Agreement.

6.0      MUTUAL RESPONSIBILITIES

         The Parties agree that any press releases concerning this Agreement must be approved in writing by both Parties prior to release. Both parties intend to work in good faith to issue a press release within a reasonable period of time from the Effective Date (the "Public Announcement Date").

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

7.0      PAYMENTS

7.1 In consideration of the rights and copyright licenses granted for Programs under this Agreement, ScanSoft agrees to pay [****] based on the following schedule:

PAYMENT #   PAYMENT DUE DATE   AMOUNT TO BE PAID
---------   ----------------   -----------------
    1            [****]              [****]
    2            [****]              [****]
    3            [****]              [****]

ScanSoft shall make the first payment on or before [****]. ScanSoft shall make the second and third payments in accordance with the terms and conditions set forth in this Agreement. [****]. Where possible, the Parties will conduct transactions using an electronic commerce approach. Each payment shall include a statement which includes the Agreement number and the milestone and payments due to IBM at such milestone and shall be sent to the electronic commerce address for IBM as follows:

         IBM:
         Routing code [****]
         Account [****]
         [****]

7.2 In addition to Section 7.1 above, ScanSoft agrees to pay IBM [****] and used with the Programs [****]. Title and risk of loss of Goods shall pass to ScanSoft [****], provided [****].

         [****] agrees to accept for full refund and return any Programs that are returned by a Customer or Registered Customer.

         [****].

         [****] Up until [****] agrees to accept for full refund and return any Programs [****].

         [****] On [****] shall purchase from [****] all product returned
         [****].

         [****] If the total amount of returns for [****] is less than [****] shall re-imburse [****] will maintain records sufficient to demonstrate the number of Programs returned [****] and make such Records available for [****]. Upon [****] request [****] will make the Records available to an independent auditor chosen and compensated by [****] requests will be in writing and will not occur more than [****] The auditor will sign a confidentiality agreement and examine [****] in addition to other relevant records in order to verify [****] compliance with the
         Section 7 of this Agreement. Any such audit

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

         shall be at [****] expense unless the audit reveals a non-compliance by [****] in which case the audit shall be at the expense of [****].

         [****] Payments shall be considered effectively made when credited to the bank account of IBM as stated in this section below or at such other bank that IBM may from time to time specify to ScanSoft in writing.

         [****] shall bear and pay all taxes [****].

         [****]

         [****] The interest on any overdue payment shall be calculated commencing on the date such payment became due, using an annual rate which is [****]

         [****] If ScanSoft seeks development services from IBM, subject to IBM's written agreement to create enhancements and/or Derivative Works to the Program(s) other than as required by this Agreement in Section 9 below (the "Additional Work"), the Parties agree to negotiate in good faith the terms and conditions which shall be included as an amendment to this Agreement for such Additional Work.

8.0      PROGRAM SUPPORT

IBM will provide Level 3 Support directly to ScanSoft for each Program(s) listed in Attachment 1 for a period of [****] following the release of the last Enhancement issued in accordance with Section 9. In the event ScanSoft requires additional support from IBM, ScanSoft shall provide IBM [****] of its requirement for IBM to provide [****] of continuous Level 3 Support. ScanSoft shall pay IBM [****] for such additional Level 3 Support. Level 3 Support shall only be provided for Programs under [****]. Level 3 Support shall not include [****].

9.0      ENHANCEMENTS

9.1      Subject to the Section 9.5 below, IBM shall provide ScanSoft [****].

9.2      Subject to the Section 9.5 below, IBM shall provide ScanSoft [****].

9.3 Subject to the Section 9.5 below, IBM shall provide ScanSoft within [****].

9.4 The Enhancements will only support [****] and agreed to by IBM and ScanSoft in writing.

9.5      IBM shall not be required to [****].

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

9.6 In the event IBM determines the [****] requires a third party license to make modifications, [****].

9.7 For each Enhancement of the Program delivered by IBM to ScanSoft, IBM will also provide updated on-line documentation in a format that can be edited by ScanSoft.

9.8 For each Enhancement of the Program delivered by IBM to ScanSoft, [****].

10.0     REPRESENTATIONS AND WARRANTIES

10.1 IBM REPRESENTS AND WARRANTS THAT IT EITHER OWNS ALL RIGHT, TITLE AND INTEREST IN AND TO THE PROGRAMS, OR IS THE LICENSEE OF SUCH PROGRAMS AND POSSESSES THE NECESSARY RIGHTS TO GRANT SCANSOFT THE RIGHTS GRANTED HEREUNDER SUBJECT TO ANY RIGHTS RESERVED IN SECTION 3 ABOVE.

10.2 IBM REPRESENTS AND WARRANTS THAT IT WILL NOT GRANT ANY LICENSES THAT WOULD PREVENT IT FROM GRANTING THE RIGHTS SET FORTH HEREIN.

10.3 IBM DOES NOT WARRANT THAT THE PROGRAMS OR ANY SERVICES IT SHALL PROVIDE HEREUNDER WILL MEET THE REQUIREMENTS OF SCANSOFT OR ITS CUSTOMERS, OR THAT THE PROGRAMS' OPERATION WILL BE UNINTERRUPTED OR ERROR FREE. EXCEPT AS SET FORTH IN SECTIONS 10.1 AND 10.2, IBM PROVIDES THE PROGRAMS, STORAGE MEDIA AND ANY SERVICES PROVIDED HEREUNDER "AS IS" WITHOUT WARRANTY OR CONDITIONS. IBM DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, WRITTEN OR ORAL, ARISING BY STATUTE, OPERATION OF LAW OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK RELATED TO USE OF THE PROGRAMS AND SERVICES REMAIN WITH SCANSOFT.

10.4 SCANSOFT SHALL NOT USE OR AUTHORIZE OTHERS TO USE THE PROGRAMS IN ANY APPLICATION, DEVICE, PRODUCT OR IN ANY OTHER MANNER IN WHICH THE USE, INABILITY TO USE, OR THE FAILURE OF THE PROGRAMS COULD GIVE RISE TO A MATERIAL THREAT OF DEATH, PERSONAL INJURY OR PROPERTY DAMAGE (COLLECTIVELY, "HIGH-RISK ACTIVITIES"), INCLUDING, BUT NOT LIMITED TO, THE DIRECT CONTROL OF: NUCLEAR FACILITIES, MASS TRANSIT SYSTEMS, AIRCRAFT NAVIGATION,

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

         AIR TRAFFIC CONTROL, WEAPON SYSTEMS AND LIFE SUPPORT MACHINES. IBM EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OR CONDITION OF FITNESS FOR HIGH-RISK ACTIVITIES.

11.0     INDEMNIFICATION

11.1 IBM agree at is expense, to indemnify, hold harmless (and at ScanSoft's option, defend) ScanSoft, its Affiliates and their respective directors, officers and employees from and against any and all claims, actions, demands, legal proceedings, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable attorneys fees finally awarded by a court of competent jurisdiction (or included in a settlement agreed to in writing by IBM) arising out of [****] (collectively "Covered Claims").

11.2     Covered Claims expressly do not include [****].

11.3 ScanSoft shall (a) give IBM prompt written notice of any Covered Claims; (b) give IBM sole control of the defense and settlement thereof, however, ScanSoft may be represented by counsel of its choice at its own expense and (c) shall cooperate with IBM in the defense thereof, at IBM's expense.

11.4 If such a claim is made or appears likely to be made, ScanSoft agrees to permit IBM to enable ScanSoft (or its Customers) to continue the use the Program(s), or to modify it, or replace it with one that is at least functionally equivalent. If IBM determines that none of these alternatives is reasonably available, ScanSoft agrees to return the Program(s) to IBM upon IBM's written request. IBM's defense and indemnification obligations described above, represent IBM's entire obligation with respect to any third party claims.

11.5 ScanSoft agrees, at is expense, to indemnify, hold harmless (and at IBM's option, defend) IBM, its Affiliates and their respective directors, officers and employees from and against any and all claims, actions, demands, legal proceedings, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable attorneys fees finally awarded by a court of competent jurisdiction (or included in a settlement agreed to in writing by ScanSoft) arising out of [****].

11.6 ScanSoft agrees, at its expense, to indemnify, hold harmless (and at IBM's option, defend) IBM, its Affiliates and their respective directors, officers and employees from and against any and all claims, actions, demands, legal proceedings, liabilities, damages, losses, costs, and expenses, including, without limitation, attorneys fees arising out of [****].

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

12.0     LIMITATION OF LIABILITY

         Neither Party shall be liable to the other for any lost profits, lost savings, lost sales or for any punitive, special, indirect, incidental or economic consequential damages, under this Agreement even if advised of their possibility. In addition, circumstances may arise where, because of a breach or other liability, one Party may recover direct damages from the other. Regardless of the type of claim, each Party is only responsible for the amount of any actual direct damages up to [****]. The above limitations of liability, however, shall not apply to: [****]

13.0     TERM AND TERMINATION

13.1 This Agreement shall be in effect from the last signature date of the Parties ("Effective Date") and will remain in effect until terminated.

13.2 Either Party may terminate this Agreement, without any cancellation charge, for (i) a material breach of the Agreement by the other Party or (ii) if the other Party becomes insolvent or files or has filed against it a petition in bankruptcy, or (iii) if either party reasonably believes this Agreement does not comply with applicable State, Federal, or other laws, ("Cause"). In the event IBM elects to terminate per section (iii) of this paragraph after the Parties have been unable to resolve the issue within ninety (90) days of IBM's written notice to terminate, the effect of such termination shall be that the rights in Section 3.0 of this [****]. With respect to termination pursuant to clauses (i) or (ii), termination will be effective at the end of a forty-five (45) day written notice period if the Causes remain uncured and thereafter ScanSoft shall immediately cease marketing and distributing Programs.

13.3 Notwithstanding the foregoing, termination shall have no effect on licenses properly granted by ScanSoft and its Distributors to Customers of the Program before termination of this Agreement. Except for termination under Section 13.2 above for a material breach, upon termination, ScanSoft and its Distributors may (i) fill applicable orders received before the termination date; (ii) fill new orders for up to [****] to distribute existing inventory; and (iii) keep one archival copy of the applicable Program(s). ScanSoft shall be responsible for destroying all remaining inventory.

14.0     CONFIDENTIAL INFORMATION

         Unless required otherwise by law, all information exchanged by the Parties will be considered non-confidential. If the Parties require the exchange of confidential information, such exchange will be made under Confidential Disclosure Agreement Number 4902FA0250 ("CDA") and its relevant supplements. The Parties will not disclose

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

         the terms and conditions of this Agreement to third parties except as may be required by law, in which case the disclosing Party will use reasonable efforts to first obtain a suitable protective order. Notwithstanding the foregoing IBM acknowledges and agrees that ScanSoft may disclose the terms of this Agreement if required by the regulations of the Securities and Exchange Commission.

15.0     COORDINATORS

         Each party will assign a technical coordinator for this Agreement. The technical coordinators will be responsible for the following:

         a) arranging meetings, visits and consultations between the Parties concerning the technical matters related to this Agreement.

         b) scheduling and making arrangements for joint meetings and chairing periodic technical status reviews; and

         c)       coordinating any information exchanges between the Parties.

         TECHNICAL COORDINATOR: IBM              TECHNICAL COORDINATOR: SCANSOFT

                                                 Guido Gallopyn
         Lee Griffin
         IBM Corporation                         ScanSoft, Inc.
         3039 Cornwallis Road                    9 Centennial Drive
         RTP, NC 27709                           Peabody, MA 01960
                                                 E-Mail Address:
                                                 guido.gallopyn@ScanSoft.com
         E-Mail Address
         lgriffin@us.ibm.com

         SALES AND MARKETING COORDINATOR IBM:    SALES AND MARKETING COORDINATOR
                                                 SCANSOFT:

         Donald M (Mac) Martin                   Matt Revis
         IBM Corporation                         ScanSoft, Inc.
         150 Kettletown Road                     9 Centennial Drive
         Southbury, CT 06488                     Peabody, MA 01960
         E-Mail address- donaldma@us.ibm.com     Email: matt.revis@scansoft.com

16.0     NOTICES

         All notices related to this Agreement will be sent to:

         IBM Corporation                         ScanSoft, Inc.
         Contract Administration                 Legal Department
         8051 Congress Avenue                    9 Centennial Drive
         Boca Raton, FL  33487                   Peabody, MA 01960

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

17.0     GOVERNING LAW

         This Agreement shall be construed, and the legal relations between the Parties hereto shall be determined in accordance with the laws of the State of New York, and the country of the United States. Each Party hereby waives any right to a trial by jury.

18.0     EXPORT ASSURANCE

         Technology and software furnished under this Agreement are subject to United States export/re-export control laws and regulations. In addition to the foregoing, ScanSoft agrees to comply with all laws, rules, regulations and industry standards. IBM agrees to supply ScanSoft with the Export Control numbers for each of the Programs within thirty (30) days from the Effective Date.

19.0     GENERAL

19.1 Notwithstanding Section 3.0 of this Agreement, each Party is free to enter into similar agreements with others, set its own prices, and conduct its business in whatever way it chooses. In addition, either Party may independently develop, acquire, and market materials, equipment, services or programs that may be competitive with those of the other Party. Nothing in this Agreement shall be construed to require ScanSoft to refrain from the distribution of any other voice recognition software whether or not competitive with Programs.

19.2 In the event that any one or more of the provisions of this Agreement shall be found to be illegal or unenforceable by any body of competent jurisdiction, this Agreement shall nevertheless remain in full force and effect, and such term or provision shall be deemed severed unless such severance defeats the purpose of this Agreement or results in substantial injustice to one of the parties.

19.3 Each Party is an independent contractor. Neither Party is, nor will claim to be, a legal representative, partner, franchisee, agent or employee of the other except as specifically stated in this Agreement. Neither Party will assume or create obligations for the other. Each Party is responsible for the direction and compensation of its employees.

19.4 Neither Party may assign this Agreement without the other Party's written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, ScanSoft may transfer this Agreement without IBM's prior consent to a successor of ScanSoft's business in connection with the sale of all or substantially all of ScanSoft's assets or any merger, consolidation or reorganization; [****].

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                         Agreement # 4902FA0217
--------------------------------------------------------------------------------

19.5     Neither Party will bring a legal action against the other more than two
         (2) years after the cause of action arose.

19.6 Failure by either Party to demand strict performance or to exercise a right does not prevent such Party from doing so later.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 1

                              PROGRAM AND SCHEDULE

                                    SECTION A

-------------------------------------------------------------------------------------------------
 Item                                                             IBM Part     Delivery Date from
Number                  Program(s) Description                     Number        Effective Date
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
1a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9068)                           45P8702
-------------------------------------------------------------------------------------------------
1b.       IBM ViaVoice for Windows, Release 10 Advanced Edition    T/B               [****]
          CD-ROM [****] (CD part # TBD)                            45P8696
-------------------------------------------------------------------------------------------------
1c.       IBM ViaVoice for Windows, Release 10 Standard Edition    T/B               [****]
          CD-ROM [****] (CD part # 45P9069)                        45P8708
-------------------------------------------------------------------------------------------------
1d.       IBM ViaVoice for Windows, Release 10 Personal Edition    T/B               [****]
          CD-ROM [****] (CD part # TBD)                            45P8699
-------------------------------------------------------------------------------------------------
1e.       IBM ViaVoice for Windows, Release 10 Pro Upgrade for     T/B               [****]
          [****] (CD part # 45P9068, same as 1a)                   45P8704
-------------------------------------------------------------------------------------------------
1f.       IBM ViaVoice for Windows, Release 10 Academic Version    T/B               [****]
          for [****] (CD part # 45P9068, same as 1a)               45P8707
-------------------------------------------------------------------------------------------------
1g.       IBM ViaVoice Legal Vocabulary for Windows CD-ROM         T/B               [****]
          [****] (CD part # TBD)                                   04L5410
-------------------------------------------------------------------------------------------------
1h.       IBM ViaVoice Medical Vocabulary for Windows CD-ROM       T/B               [****]
          [****] (CD part # TBD)                                   04L5420
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
2a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9323)                           N/A
-------------------------------------------------------------------------------------------------
2b.       IBM ViaVoice for Windows, Release 8 Standard Edition     T/B               [****]
          CD-ROM with Windows XP Patch [****] (CD part # TBD)      0782019
-------------------------------------------------------------------------------------------------
2c.       IBM ViaVoice for Windows, Release 10 Pro Upgrade for     T/B               [****]
          [****] (CD part # TBD)                                   N/A
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
3a.       IBM ViaVoice for Windows, Release 8 Pro Edition CD-      T/B               [****]
          ROM  [****] (CD part # CV8E7FR)                          0782022
-------------------------------------------------------------------------------------------------
3b.       IBM ViaVoice for Windows, Release 8 Standard Edition     T/B               [****]
          CD-ROM with Windows XP Patch - [****] (CD part # TBD)    0782018
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
4a.       IBM ViaVoice for Windows, Release 8 Pro Edition CD-      T/B               [****]
          ROM [****] (CD part # TBD)                               0790040
-------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

4b.       IBM ViaVoice for Windows, Release 8 Standard Edition     T/B               [****]
          CD-ROM with Windows XP Patch - [****] (CD part # TBD)    0790038
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
5a.       IBM ViaVoice for Windows, Release 9 Pro Edition CD-      T/B               [****]
          ROM [****] (CD part # 45P7509)                           20P4977
-------------------------------------------------------------------------------------------------
5b.       IBM ViaVoice for Windows, Release 9 Standard CD-ROM      T/B               [****]
          [****] (CD part # TBD)                                   20P4980
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------

6a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # TBD)                               45P8717
-------------------------------------------------------------------------------------------------
6b.       IBM ViaVoice for Windows, Release 10 Standard Edition    T/B               [****]
          CD-ROM [****] (CD part # 45P9071)                        45P8718
-------------------------------------------------------------------------------------------------
6c.       IBM ViaVoice for Windows, Release 10 Pro Upgrade for                       [****]
          [****] (CD part # TBD)                                   45P8722
-------------------------------------------------------------------------------------------------
6d.       IBM ViaVoice for Windows, Release 10 Academic Edition    T/B               [****]
          CD-ROM [****] (CD part # TBD, same as 6a)                45P9076
-------------------------------------------------------------------------------------------------
6e.       IBM ViaVoice for Windows, Release 10 Premium Edition     T/B               [****]
          CD-ROM [****] (CD part # TBD, same as 6a)                45P8716
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
7a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9326)                           N/A
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
8a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9325)                           N/A
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
9a.       IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9070)                           45P8703
-------------------------------------------------------------------------------------------------
9b        IBM ViaVoice for Windows, Release 10 Standard Edition    T/B               [****]
          CD-ROM [****] (CD part # 45P9682)                        45P8709
-------------------------------------------------------------------------------------------------
9c.       IBM ViaVoice for Windows, Release 10 Pro Upgrade for     T/B               [****]
          [****] (CD part # TBD)                                   45P8705
-------------------------------------------------------------------------------------------------
9d.       IBM ViaVoice [****][****] (CD part # TBD)                T/B               [****]
          (need to check other languages)                          99J0006
-------------------------------------------------------------------------------------------------
                          [****] - Windows
-------------------------------------------------------------------------------------------------
10a.      IBM ViaVoice for Windows, Release 10 Pro Edition CD-     T/B               [****]
          ROM [****] (CD part # 45P9324)                           N/A
-------------------------------------------------------------------------------------------------
10b       IBM ViaVoice for Windows, Release 8 Standard Edition     T/B               [****]
          CD-ROM with Windows XP Patch - [****] (CD part # TBD)    0782020
-------------------------------------------------------------------------------------------------
10c.      IBM ViaVoice for Windows, Release 10 Pro Upgrade for     T/B               [****]
          [****] (CD part # TBD)                                   N/A
-------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                    SECTION B

-------------------------------------------------------------------------------------------------
 Item                                                              IBM Part    Delivery Date from
Number                  Program(s) Description                      Number       Effective Date
-------------------------------------------------------------------------------------------------
                          [****] - Mac OS X
-------------------------------------------------------------------------------------------------
1a.       IBM ViaVoice for Mac OS X CD-ROM                         T/B               [****]
          [****] (CD part # CY2CYNA)                               29P4249
-------------------------------------------------------------------------------------------------
1b.       IBM ViaVoice for Mac OS X Academic Version CD-ROM        T/B               [****]
          [****] (CD part # CY2CYNA, same as 1a)                   29P4256
-------------------------------------------------------------------------------------------------
1c.       IBM ViaVoice Simply Dictation for Mac OS X CD-ROM        T/B               [****]
          [****] (CD part # TBD)                                   45P8816
-------------------------------------------------------------------------------------------------
1d.       IBM ViaVoice Legal Vocabulary for Mac OS X CD-ROM        T/B               [****]
          [****] (CD part # TBD)                                   45P7332
-------------------------------------------------------------------------------------------------
1e.       IBM ViaVoice Medical Vocabulary for Mac OS X CD-         T/B               [****]
          ROM [****] (CD part # TBD)                               45P7333
-------------------------------------------------------------------------------------------------
                          [****] - Mac OS X
-------------------------------------------------------------------------------------------------
2a.       IBM ViaVoice for Mac OS X CD-ROM                         T/B               [****]
          [****] (CD part # TBD)                                   29P4252
-------------------------------------------------------------------------------------------------
2b.       IBM ViaVoice Simply Dictation for Mac OS X CD-ROM        T/B               [****]
          [****] (CD part # TBD)                                   45P8816
-------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 2

                                 LICENSED MARKS

REGISTERED TRADEMARKS:
IBM, the IBM 8-bar logo
ViaVoice

You talk, it types.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 3

         IBM VIAVOICE LEVEL 3 SUPPORT PROBLEM DETERMINATION INFORMATION
                     (INFORMATION TO BE PROVIDED IN ENGLISH)

Language and version of the ViaVoice product:
Machine Type (Laptop, Desktop, etc.):
Manufacturer:
Model:

Hardware Specifications

CPU:
RAM:
Machine L2 Cache:
Free HDD storage:
BIOS Date/Level:
Soundcard:
Version/Date of drivers installed:
Operating System Version:
Microphone type:

Full error message;

Description of Error/Scenario/Chronology and what has been done by Level 1 and Level 2 to correct; and

Severity:

ViaVoice Logfiles from customer using Ziplogs tool.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                            IBM TRADEMARK GUIDELINES

These guidelines set forth the proper treatment and use in advertising of IBM Trademarks. Compliance with these guidelines is the sole responsibility of ScanSoft.

IBM Trademarks:

(a)  shall always be used as adjectives, not as nouns or verbs;

(b)  shall not be used in the possessive sense or in the plural;

(c)  shall not be used as a substitute for a type or class of product;

(d)  shall not be used in or as part of a hyphenated expression;

(e) shall not be combined in composite form with any other trademark, especially in connection with the trademark of a third party;

(f)  shall not be used as part of any emblem or insignia;

(g) shall not be shortened or abbreviated, nor shall acronyms be made from them; and

(h) shall be marked with an(R)or(TM), as appropriate. A list of IBM trademarks may be found at: http;//www.ibm.com/legal/copytrade.phtml. In addition, the following attribution statement must be included: XXX and XXX are trademarks or registered trademarks of International Business Machines Corporation in the U.S., other countries, or both. If an(R)or(TM)is not available in your type font, or for countries outside the U.S. is not in common usage, an asterisk may be substituted.

You shall not use the Licensed Marks in a manner which may cause confusion as to the source or origin of products or services being offered. As such, the trademark "IBM" may NOT be:

(a)  displayed in a striking and solitary manner by anyone other than IBM;

(b)  made more prominent than the remainder of the text in which it is used;

(c) as prominent or more prominent than the trademark or company name of a third party;

(d) used or displayed in the lower right hand corner of an advertisement (the traditional IBM signature area); i.e., a 2" square in the lower right hand corner of an 8 1/2 x 11 advertisement or proportionally sized area thereto in a differing size or oriented advertisement;

(e)  altered in any manner; and

(f) placed over images or pictures in a way that obscures any part of the mark or logo.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 5

                          IPLA AND LICENSE INFORMATION

International License Agreement for Non-Warranted Programs

Part 1 - General Terms

PLEASE READ THIS AGREEMENT CAREFULLY BEFORE USING THE PROGRAM. IBM WILL LICENSE THE PROGRAM TO YOU ONLY IF YOU FIRST ACCEPT THE TERMS OF THIS AGREEMENT. BY USING THE PROGRAM YOU AGREE TO THESE TERMS. IF YOU DO NOT AGREE TO THE TERMS OF THIS AGREEMENT, PROMPTLY RETURN THE UNUSED PROGRAM TO THE PARTY (EITHER IBM OR ITS RESELLER) FROM WHOM YOU ACQUIRED IT TO RECEIVE A REFUND OF THE AMOUNT YOU PAID.

The Program is owned by International Business Machines Corporation or one of its subsidiaries (IBM) or an IBM supplier, and is copyrighted and licensed, not sold.

The term "Program" means the original program and all whole or partial copies of it. A Program consists of machine-readable instructions, its components, data, audio-visual content (such as images, text, recordings, or pictures), and related licensed materials.

This Agreement includes Part 1 - General Terms and Part 2 - Country-unique Terms and is the complete agreement regarding the use of this Program, and replaces any prior oral or written communications between you and IBM. The terms of Part 2 may replace or modify those of Part 1.

1. License

Use of the Program

IBM grants you a nonexclusive license to use the Program.

You may 1) use the Program to the extent of authorizations you have acquired and
2) make and install copies to support the level of use authorized, providing you reproduce the copyright notice and any other legends of ownership on each copy, or partial copy, of the Program.

If you acquire this Program as a program upgrade, your authorization to use the Program from which you upgraded is terminated.

You will ensure that anyone who uses the Program does so only in compliance with the terms of this Agreement.

You may not 1) use, copy, modify, or distribute the Program except as provided in this Agreement; 2) reverse assemble, reverse compile, or otherwise translate the Program except as specifically permitted by law without te possibility of contractual waiver; or 3) sublicense, rent, or lease the Program.

Transfer of Rights and Obligations

You may transfer all your license rights and obligations under a Proof of Entitlement for the Program to another party by transferring the Proof of Entitlement and a copy of this Agreement and all documentation. The transfer of your license rights and obligations terminates your authorization to use the Program under the Proof of Entitlement.

2. Proof of Entitlement

The Proof of Entitlement for this Program is evidence of your authorization to use this Program and of your eligibility for future upgrade program prices (if announced) and potential special or promotional opportunities.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

3. Charges and Taxes

IBM defines use for the Program for charging purposes and specifies it in the Proof of Entitlement. Charges are based on extent of use authorized. If you wish to increase the extent of use, notify IBM or its reseller and pay any applicable charges. IBM does not give refunds or credits for charges already due or paid.

If any authority imposes a duty, tax, levy or fee, excluding those based on IBM's net income, upon the Program supplied by IBM under this Agreement, then you agree to pay that amount as IBM specifies or supply exemption documentation.

4. No Warranty

SUBJECT TO ANY STATUTORY WARRANTIES WHICH CAN NOT BE EXCLUDED, IBM MAKES NO WARRANTIES OR CONDITIONS EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTY OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE PROGRAM OR TECHNICAL SUPPORT, IF ANY. IBM MAKES NO WARRANTY REGARDING THE CAPABILITY OF THE PROGRAM TO CORRECTLY PROCESS, PROVIDE AND/OR RECEIVE DATE DATA WITHIN AND BETWEEN THE 20TH AND 21ST CENTURIES.

The exclusion also applies to any of IBM's subcontractors, suppliers, or program developers (collectively called "Suppliers").

Manufacturers, suppliers, or publishers of non-IBM Programs may provide their own warranties.

5. Limitation of Liability

NEITHER IBM NOR ITS SUPPLIERS WILL BE LIABLE FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, LOST SAVINGS, OR ANY INCIDENTAL, SPECIAL, OR OTHER ECONOMIC CONSEQUENTIAL DAMAGES, EVEN IF IBM IS INFORMED OF THEIR POSSIBILITY. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE EXCLUSION OR LIMITATION MAY NOT APPLY TO YOU.

6. General

Nothing in this Agreement affects any statutory rights of consumers that cannot be waived or limited by contract.

IBM may terminate your license if you fail to comply with the terms of this Agreement. If IBM does so, you must immediately destroy the Program and all copies you made of it.

You agree to comply with applicable export laws and regulations.

Neither you nor IBM will bring a legal action under this Agreement more than two years after the cause of action arose unless otherwise provided by local law without the possibility of contractual waiver or limitation.

Neither you nor IBM is responsible for failure to fulfill any obligations due to causes beyond its control.

IBM does not provide program services or technical support, unless IBM specifies otherwise.

The laws of the country in which you acquire the Program govern this Agreement, except 1) in Australia, the laws of the State or Territory in which the transaction is performed govern this Agreement; 2) in Albania, Armenia, Belarus, Bosnia/Herzegovina, Bulgaria, Croatia, Czech Republic, Georgia, Hungary, Kazakhstan, Kirghizia, Former Yugoslav Republic of Macedonia (FYROM), Moldova, Poland, Romania, Russia, Slovak Republic, Slovenia, Ukraine, and Federal Republic of Yugoslavia, the laws of Austria govern this Agreement; 3) in the United Kingdom, all disputes relating to this Agreement will be governed by English Law and will be submitted to the exclusive jurisdiction of the

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

English courts;4) in Canada, the laws in the Province of Ontario govern this Agreement; and 5) in the United States and Puerto Rico, and People's Republic of China, the laws of the State of New York govern this Agreement.

Part 2 - Country-unique Terms

AUSTRALIA:

No Warranty (Section 4):

The following paragraph is added to this Section:

Although IBM specifies that there are no warranties, you may have certain rights under the Trade Practices Act 1974 or other legislation and are only limited to the extent permitted by the applicable legislation.

Limitation of Liability (Section 5):

The following paragraph is added to this Section:

Where IBM is in breach of a condition or warranty implied by the Trade Practices Act 1974, IBM's liability is limited to the repair or replacement of the goods, or the supply of equivalent goods. Where that condition or warranty relates to right to sell, quiet possession or clear title, or the goods are of a kind ordinarily acquired for personal, domestic or household use or consumption, then none of the limitations in this paragraph apply.

GERMANY:

No Warranty (Section 4):

The following paragraphs are added to this Section:

The minimum warranty period for Programs is six months.

In case a Program is delivered without Specifications, we will only warrant that the Program information correctly describes the Program and that the Program can be used according to the Program information. You have to check the usability according to the Program information within the "money-back guaranty" period.

Limitation of Liability (Section 5):

The following paragraph is added to this Section:

The limitations and exclusions specified in the Agreement will not apply to damages caused by IBM with fraud or gross negligence, and for express warranty.

INDIA:

General (Section 6):

The following replaces the fourth paragraph of this Section:

If no suit or other legal action is brought, within two years after the cause of action arose, in respect of any claim that either party may have against the other, the rights of the concerned party in respect of such claim will be forfeited and the other party will stand released from its obligations in respect of such claim.

IRELAND:

No Warranty (Section 4):

The following paragraph is added to this Section:

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

Except as expressly provided in these terms and conditions, all statutory conditions, including all warranties implied, but without prejudice to the generality of the foregoing, all warranties implied by the Sale of Goods Act 1893 or the Sale of Goods and Supply of Services Act 1980 are hereby excluded.

ITALY:

Limitation of Liability (Section 5):

This Section is replaced by the following:

Unless otherwise provided by mandatory law, IBM is not liable for any damages which might arise.

NEW ZEALAND:

No Warranty (Section 4):

The following paragraph is added to this Section:

Although IBM specifies that there are no warranties, you may have certain rights under the Consumer Guarantees Act 1993 or other legislation which cannot be excluded or limited. The Consumer Guarantees Act 1993 will not apply in respect of any goods or services which IBM provides, if you require the goods and services for the purposes of a business as defined in that Act.

Limitation of Liability (Section 5):

The following paragraph is added to this Section:

Where Programs are not acquired for the purposes of a business as defined in the Consumer Guarantees Act 1993, the limitations in this Section are subject to the limitations in that Act.

PEOPLE'S REPUBLIC OF CHINA:

Charges (Section 3):

The following paragraph is added to the Section:

All banking charges incurred in the People's Republic of China will be borne by you and those incurred outside the People's Republic of China will be borne by IBM.

UNITED KINGDOM:

Limitation of Liability (Section 5):

The following paragraph is added to this Section at the end of the first paragraph:

The limitation of liability will not apply to any breach of IBM's obligations implied by Section 12 of the Sales of Goods Act 1979 or Section 2 of the Supply of Goods and Services Act 1982.

LICENSE INFORMATION

The Programs listed below are licensed under the following terms and conditions in addition to those of the International License Agreement for Non-Warranted Programs.

Program Name:
Program Number:

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

Authorization for Use on Home/Portable Computer: 1

EXPLANATIONS OF TERMS:

Authorization for Use on Home/Portable Computer:

"1" means that the Program may be stored on the primary machine and another machine, provided that the Program is not in active use on both machines at the same time.

"2" means that you may not copy and use this Program on another computer without paying additional license fees.

Specified Operating Environment

The Program's specifications and specified operating environment information may be found in documentation accompanying the Program, if available, such as a read-me file, or other information published by IBM, such as an announcement letter.

U.S. Government Users Restricted Rights

U.S. Government Users Restricted Rights - Use, duplication, or disclosure restricted by the GSA ADP Schedule Contract with the IBM Corporation.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 6

                           RELATED LICENSED MATERIALS

------------------------------------------------------------------------------------------------------------------------------
                                                                           Hard
                                                                           Copy    Softcopy
                                                               User       User's     User     Hard Copy  3D Pkging
                                        Retail                 Guide      Guide    Guide (on   Cmd Ref   Image (jpg
                                        Pkging    CD Label     Cover     Content      CD)       Card      or tiff)   Mktg Doc
                                          &           &          &          &          &          &          &           &
                                      Formatted   Formatted  Formatted  Formatted  Formatted  Formatted  Formatted   Formatted
Attach,                                 source     source     source     source     source     source     source      source
Prog #           Product Name           file(s)    file(s)    file(s)    file(s)    file(s)    file(s)    file(s)     file(s)
------------------------------------------------------------------------------------------------------------------------------
                 NA PRODUCTS
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be    will be    will be     will be
1A, 1a   R10 Pro Edition [****]        provided   provided   provided   provided   provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Advanced Edition          will be     will be    will be    will be    will be    will be    will be     will be
1A, 1b   [****]                        provided   provided   provided   provided   provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Standard Edition          will be     will be    will be    will be    will be    will be    will be     will be
1A, 1c   [****]                        provided   provided   provided   provided   provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Personal Edition          will be     will be    will be    will be    will be    will be    will be     will be
1A, 1d   [****]                        provided   provided   provided   provided   provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be                                                            will be
1A, 1e   R10 Pro Upgrade for [****]    provided      N/A        N/A        N/A        N/A        N/A      provided      N/A
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Academic Version for
1A, 1f   [****]                       see 1A, 1a
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Legal
         Vocabulary for Windows                    will be                                                            will be
1A, 1g   [****]                          N/A      provided      N/A        N/A        N/A        N/A        N/A      provided
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                             Product                Easy Ops
                                        HTML      Pkging      Infor                   Guide
                                       Content     label     Booklet                  Sheet
                                          &          &          &                       &        Bills of
                                      Formatted  Formatted  Formatted               Formatted  Material and
Attach,                                source     source     source                  source    Specification
Prog #           Product Name          file(s)    file(s)    file(s)     Demo CD     file(s)      Sheets
------------------------------------------------------------------------------------------------------------
                 NA PRODUCTS
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be                          One demo
1A, 1a   R10 Pro Edition [****]       provided      N/A        N/A       CD for        N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Advanced Edition          will be                          the core
1A, 1b   [****]                       provided      N/A        N/A     Release 10      N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Standard Edition          will be                           product
1A, 1c   [****]                       provided      N/A        N/A     family will     N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Personal Edition          will be
1A, 1d   [****]                       provided      N/A        N/A     be provided     N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 1e   R10 Pro Upgrade for [****]   provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Academic Version for
1A, 1f   [****]
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Legal
         Vocabulary for Windows        will be    will be    will be
1A, 1g   [****]                       provided   provided   provided     unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                          Hard
                                                                          Copy     Softcopy
                                                               User       User's     User     Hard Copy  3D Pkging
                                        Retail                 Guide      Guide    Guide (on   Cmd Ref   Image (jpg
                                        Pkging    CD Label     Cover     Content      CD)       Card      or tiff)   Mktg Doc
                                          &           &          &          &          &          &          &           &
                                      Formatted   Formatted  Formatted  Formatted  Formatted  Formatted  Formatted   Formatted
Attach,                                 source     source     source     source     source     source     source      source
Prog #           Product Name           file(s)    file(s)    file(s)    file(s)    file(s)    file(s)    file(s)     file(s)
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Medical
         Vocabulary for Windows                    will be                                                            will be
1A, 1h   [****]                          N/A      provided      N/A        N/A        N/A        N/A        N/A      provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X     will be     will be    will be    will be    will be    will be    will be     will be
1B, 1a   [****]                        provided   provided   provided   provided   provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X
1B, 1b   Academic [****]              see 1B, 1a
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Simply
         Dictation for Mac OS X        will be     will be                          will be    will be    will be     will be
1B, 1c   [****]                        provided   provided      N/A        N/A     provided   provided    provided   provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Legal
         Vocabulary for Mac OS X CD-               will be                                                            will be
1B, 1d   ROM [****]                      N/A      provided      N/A        N/A        N/A        N/A        N/A      provided
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Medical
         Vocabulary for Mac OS X CD-               will be                                                            will be
1B, 1e   ROM [****]                      N/A      provided      N/A        N/A        N/A      unavail      N/A      provided
------------------------------------------------------------------------------------------------------------------------------
                EMEA PRODUCTS
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be    will be    will be
1A, 9a   R10 Pro Edition [****]        provided   provided   provided   provided   provided   provided    provided    unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Standard Edition          will be     will be    will be    will be    will be    will be    will be
1A, 9b   [****]                        provided   provided   provided   provided   provided   provided    provided    unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         Release 10 Pro Upgrade for    will be     will be    will be    will be    will be    will be    will be
1A, 9c   [****]                        provided   provided   provided   provided   provided   provided    provided    unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Healthcare
         Vocabulary for Windows
1A, 9d   [****]                          TBD         TBD        N/A        N/A        N/A        N/A      unavail     unavail
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                Product                Easy Ops
                                           HTML      Pkging      Infor                   Guide
                                          Content     label     Booklet                  Sheet
                                             &          &          &                       &        Bills of
                                         Formatted  Formatted  Formatted               Formatted  Material and
Attach,                                   source     source     source                  source    Specification
Prog #           Product Name             file(s)    file(s)    file(s)     Demo CD     file(s)      Sheets
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Medical
         Vocabulary for Windows           will be    will be    will be
1A, 1h   [****]                          provided   provided   provided     unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X        will be                          will be
1B, 1a   [****]                          provided      N/A        N/A      provided       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X
1B, 1b   Academic [****]
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Simply
         Dictation for Mac OS X           will be
1B, 1c   [****]                          provided      N/A        N/A       unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Legal
         Vocabulary for Mac OS X CD-      will be    will be    will be
1B, 1d   ROM [****]                      provided   provided   provided     unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Medical
         Vocabulary for Mac OS X CD-      will be    will be    will be
1B, 1e   ROM [****]                      provided   provided   provided     unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
                EMEA PRODUCTS
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,        will be
1A, 9a   R10 Pro Edition [****]          provided      N/A        N/A       unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         R10 Standard Edition             will be
1A, 9b   [****]                          provided      N/A        N/A       unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
         Release 10 Pro Upgrade for       will be
1A, 9c   [****]                          provided      N/A        N/A       unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Healthcare
         Vocabulary for Windows
1A, 9d   [****]                             TBD        N/A        TBD       unavail       N/A          TBD
---------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                          Hard
                                                                          Copy     Softcopy
                                                               User       User's     User     Hard Copy  3D Pkging
                                        Retail                 Guide      Guide    Guide (on   Cmd Ref   Image (jpg
                                        Pkging    CD Label     Cover     Content      CD)       Card      or tiff)   Mktg Doc
                                          &           &          &          &          &          &          &           &
                                      Formatted   Formatted  Formatted  Formatted  Formatted  Formatted  Formatted   Formatted
Attach,                                 source     source     source     source     source     source     source      source
Prog #           Product Name           file(s)    file(s)    file(s)    file(s)    file(s)    file(s)    file(s)     file(s)
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X     will be     will be    will be    will be    will be    will be    will be
1B, 2a   [****]                        provided   provided   provided   provided   provided   provided   provided     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Simply
         Dictation for Mac OS X
1B, 2b   [****]                        unavail     unavail    unavail    Unavail    unavail    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,                 will be                          will be
1A, 10a  R10 Pro Edition [****]        unavail    provided    unavail    Unavail   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 10b  R8 Standard Edition [****]    provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,                 will be                          will be
1A, 10c  R10 Pro Upgrade [****]        unavail    provided    unavail    unavail   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,                 will be                          will be
1A, 2a   R10 Pro Edition [****]        unavail    provided    unavail    unavail   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 2b   R8 Standard Edition [****]    provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,                 will be                          will be
1A, 2c   R10 Pro Upgrade [****]        unavail    provided    unavail    unavail   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 3a   R8 Pro Edition [****]         provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 3b   R8 Standard Edition [****]    provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 4a   R8 Pro Edition [****]         provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be     will be    will be    will be    will be
1A, 4b   R8 Standard Edition [****]    provided   provided   provided   provided   provided    unavail    unavail     unavail
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                             Product                Easy Ops
                                        HTML      Pkging      Infor                   Guide
                                       Content     label     Booklet                  Sheet
                                          &          &          &                       &        Bills of
                                      Formatted  Formatted  Formatted               Formatted  Material and
Attach,                                source     source     source                  source    Specification
Prog #           Product Name          file(s)    file(s)    file(s)     Demo CD     file(s)      Sheets
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Mac OS X     will be
1B, 2a   [****]                       provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice Simply
         Dictation for Mac OS X
1B, 2b   [****]                        unavail    unavail    unavail     unavail     unavail        TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 10a  R10 Pro Edition [****]       provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 10b  R8 Standard Edition [****]   provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 10c  R10 Pro Upgrade [****]       provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 2a   R10 Pro Edition [****]       provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 2b   R8 Standard Edition [****]   provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,
1A, 2c   R10 Pro Upgrade [****]        unavail      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 3a   R8 Pro Edition [****]        provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 3b   R8 Standard Edition [****]   provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 4a   R8 Pro Edition [****]        provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------
         IBM ViaVoice for Windows,     will be
1A, 4b   R8 Standard Edition [****]   provided      N/A        N/A       unavail       N/A          TBD
------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                             Hard
                                                                             Copy       Softcopy
                                                                  User       User's       User     Hard Copy   3D Pkging
                                        Retail                   Guide       Guide      Guide(on    Cmd Ref    Image (jpg
                                        Pkging      CD Label     Cover      Content       CD)         Card      or tiff)
                                           &           &           &           &           &           &           &
                                       Formatted   Formatted   Formatted   Formatted   Formatted   Formatted   Formatted
Attach,                                 source       source      source      source      source      source      source
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)     file(s)     file(s)     file(s)
--------------------------------------------------------------------------------------------------------------------------
                LA PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,    will be     will be     will be     will be     will be     will be       will be
1A, 5a    R9 Pro Edition [****]        provided    provided    provided    provided    provided    provided      provided
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,    will be     will be     will be     will be     will be     will be       will be
1A, 5b    R9 Standard [****]           provided    provided    provided    provided    provided    provided      provided
--------------------------------------------------------------------------------------------------------------------------
                AP PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,    will be     will be     will be     will be     will be                   will be
1A, 6a    R10 Pro Edition [****]       provided    provided    provided    provided    provided     unavail      provided
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Standard Edition         will be     will be     will be     will be     will be                   will be
1A, 6b    [****]                       provided    provided    provided    provided    provided     unavail      provided
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,    will be     will be     will be     will be     will be                   will be
1A, 6c    R10 Pro Upgrade for [****]   provided    provided    provided    provided    provided     unavail      provided
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows
          R10 Academic Edition         will be     will be     will be     will be     will be
1A, 6d    [****]                       provided    provided    provided    provided    provided     unavail    unavailable
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows
          R10 Premium Edition          will be     will be     will be     will be     will be                   will be
1A, 6e    [****]                       provided    provided    provided    provided    provided     unavail      provided
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be                             will be
1A, 7a    R10 Pro Edition [****]        unavail    provided     unavail     unavail    provided     unavail     unavail
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be                             will be
1A, 8a    R10 Pro Edition [****]        unavail    provided     unavail     unavail    provided     unavail     unavail
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Product               Easy Ops
                                                      HTML       Pkging      Infor                 Guide
                                        Mktg Doc    Content      label      Booklet                Sheet
                                           &           &           &           &                     &          Bills of
                                       Formatted   Formatted   Formatted   Formatted             Formatted    Material and
Attach,                                  source      source      source      source                source    Specification
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)    Demo CD    file(s)        Sheets
--------------------------------------------------------------------------------------------------------------------------
                LA PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be
1A, 5a    R9 Pro Edition [****]         unavail    provided     unavail     unavail    unavail      N/A          TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be
1A, 5b    R9 Standard [****]            unavail    provided     unavail     unavail    unavail      N/A          TBD
--------------------------------------------------------------------------------------------------------------------------
                AP PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be                                       will be
1A, 6a    R10 Pro Edition [****]        unavail    provided       N/A         N/A      unavail   provided        TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Standard Edition                     will be                                       will be
1A, 6b    [****]                        unavail    provided       N/A         N/A      unavail   provided        TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be                                       will be
1A, 6c    R10 Pro Upgrade for [****]    unavail    provided       N/A         N/A      unavail   provided        TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows
          R10 Academic Edition                     will be                                       will be
1A, 6d    [****]                        unavail    provided       N/A         N/A      unavail   provided        TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows
          R10 Premium Edition                      will be                                       will be
1A, 6e    [****]                        unavail    provided       N/A         N/A      unavail   provided        TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be
1A, 7a    R10 Pro Edition [****]        unavail    provided       N/A         N/A      unavail      N/A          TBD
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,                will be
1A, 8a    R10 Pro Edition [****]        unavail    provided       N/A         N/A      unavail      N/A          TBD
--------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                             Hard
                                                                             Copy       Softcopy
                                                                  User       User's       User     Hard Copy   3D Pkging
                                        Retail                   Guide       Guide      Guide(on    Cmd Ref    Image (jpg
                                        Pkging      CD Label     Cover      Content       CD)         Card      or tiff)
                                           &           &           &           &           &           &           &
                                       Formatted   Formatted   Formatted   Formatted   Formatted   Formatted   Formatted
Attach,                                 source       source      source      source      source      source      source
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)     file(s)     file(s)     file(s)
--------------------------------------------------------------------------------------------------------------------------
                  OEM ONLY
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM                will be
          [****]                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Standard Edition OEM CD-              will be
          ROM [****]                      N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM                will be
          [****]                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM                will be
          [****]                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM                will be
          [****]                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R8 Standard Edition OEM CD-
          ROM with Windows XP Patch
          -[****] (same as in Attach 1)            will be
                                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Product               Easy Ops
                                                      HTML       Pkging      Infor                 Guide
                                        Mktg Doc    Content      label      Booklet                Sheet
                                           &           &           &           &                     &          Bills of
                                       Formatted   Formatted   Formatted   Formatted             Formatted    Material and
Attach,                                  source      source      source      source                source    Specification
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)    Demo CD    file(s)        Sheets
--------------------------------------------------------------------------------------------------------------------------
                  OEM ONLY
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM
          [****]                          N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Standard Edition OEM CD-
          ROM [****]                      N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM
          [****]                          N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM
          [****]                          N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM
          [****]                          N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R8 Standard Edition OEM CD-
          ROM with Windows XP Patch
          -[****] (same as in Attach 1)
                                          N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                             Hard
                                                                             Copy       Softcopy
                                                                  User       User's       User     Hard Copy   3D Pkging
                                        Retail                   Guide       Guide      Guide(on    Cmd Ref    Image (jpg
                                        Pkging      CD Label     Cover      Content       CD)         Card      or tiff)
                                           &           &           &           &           &           &           &
                                       Formatted   Formatted   Formatted   Formatted   Formatted   Formatted   Formatted
Attach,                                 source       source      source      source      source      source      source
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)     file(s)     file(s)     file(s)
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R8 Pro Edition CD-ROM
          [****] (Retail CD supplied
          with requirement that OEM
          license indicates to their               will be
          customer that IPLA is N/A)      N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM                will be
          [****] (same as Attach 1)       N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Standard Edition OEM CD-              will be
          ROM [****]                      N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Standard Edition OEM
          CD-ROM [****]                   N/A         N/A         N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Edition OEM CD-ROM                    will be
          [****]                          N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Pro Edition OEM CD-                  will be
          ROM [****]                      N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Product               Easy Ops
                                                      HTML       Pkging      Infor                 Guide
                                        Mktg Doc    Content      label      Booklet                Sheet
                                           &           &           &           &                     &          Bills of
                                       Formatted   Formatted   Formatted   Formatted             Formatted    Material and
Attach,                                  source      source      source      source                source    Specification
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)    Demo CD    file(s)        Sheets
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R8 Pro Edition CD-ROM
          [****] (Retail CD supplied
          with requirement that OEM
          license indicates to their
          customer that IPLA is N/A)      N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Pro Edition OEM CD-ROM
          [****] (same as Attach 1)       N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Standard Edition OEM CD-
          ROM [****]                      N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Standard Edition OEM
          CD-ROM [****]                   N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
              [****] - Windows
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R9 Edition OEM CD-ROM
          [****]                          N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Pro Edition OEM CD-
          ROM [****]                      N/A         N/A         N/A         N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                             Hard
                                                                             Copy       Softcopy
                                                                  User       User's       User     Hard Copy   3D Pkging
                                        Retail                   Guide       Guide      Guide(on    Cmd Ref    Image (jpg
                                        Pkging      CD Label     Cover      Content       CD)         Card      or tiff)
                                           &           &           &           &           &           &           &
                                       Formatted   Formatted   Formatted   Formatted   Formatted   Formatted   Formatted
Attach,                                 source       source      source      source      source      source      source
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)     file(s)     file(s)     file(s)
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Pro Edition OEM CD-                  will be
          ROM [****]                      N/A      provided       N/A         N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Product               Easy Ops
                                                      HTML       Pkging      Infor                 Guide
                                        Mktg Doc    Content      label      Booklet                Sheet
                                           &           &           &           &                     &          Bills of
                                       Formatted   Formatted   Formatted   Formatted             Formatted    Material and
Attach,                                  source      source      source      source                source    Specification
Prog #          Product Name            file(s)     file(s)     file(s)     file(s)    Demo CD    file(s)        Sheets
--------------------------------------------------------------------------------------------------------------------------
          IBM ViaVoice for Windows,
          R10 Pro Edition OEM CD-
          ROM [****]                      N/A         N/A         N/A         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 7

                     APPROVED MICROPHONES, DIGITAL RECORDERS

MANUFACTURER/MODELS

Aegis
HR-102V3

Acoustic Magic
VoiceTracker(TM) Array (2)

Andrea Electronics
NC-8
NC-12
NC-50
NC-60
NC-61
NC-80
NC-110K
NC-105
NC-110A
NC-110B
NC-1212
ANC-8J
ANC-100
ANC-115A
ANC-200
ANC-300 (2)
ANC-500
ANC-600
ANC-700
DA400 (3)
DSDA (3)
USB NC-7100

Cheung Fung
600C (2)

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

Cyber Acoustics
AC-100 ***
ACM-1 ***
Emkay / Knowles Electronics
VR-3185
VR-3264
VR-3272 (2)
VR-3310
VR-3317 (2)
VR-3361
VR-5518
VR-5544
RF-3296
RF-5615
ID-5694
Labtec
LVA 8420L ***
LVA-7280 ***
LVA-7370
Logitech
Cordless Freedom(TM) RF
MidiLand
HM-801
Philips
SpeechMike (1)
DM100/17 ***
SpeechMike Pro USB LHF6274 (1)
Plantronics, Inc.
DSP 300 (USB)
H91 (2)
P200
P2000
SR1
LS1
CAT51VR ***
..Audio 40
..Audio 60
..Audio 70
Sennheiser
m@b40
Shure
TCHS-AC
Takstar
TS-310 (2)
Telex Communications
H331

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

H341
Nomad 300270
M-60 ***
Verba Pro - Dictate
Verba Pro - Voice
Typhoon
CD87M (2)
VXI Corporation
Parrott 4TR ***

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 8

                         PROGRAM SPECIFIED FUNCTIONALITY

      (FUNCTION VARIES BY OPERATING SYSTEM PLATFORM, EDITION, VERSION, AND
                               COUNTRY LANGUAGE.)

1.   Speech engine with background noise adaptation

2.   Transcription support for selected digital handheld recorders.

3.   Customized 'voice shortcut' commands can be used in multiple PC programs.

4. Voice command and control of your applications, desktop, ViaVoice and the Internet.

5.   ViaVoice Document templates through Microsoft Word.

6.   Voice marks for audio confirmations.

7.   Over 300,000 (US English) vocabulary and back up dictionary words.

8. Add customized addresses, names, acronyms, terms and colloquialisms to the vocabulary.

9.   Specialized vocabulary topics such as Computers and Business & Finance.

10. Dictate, edit, format and correct in Outlook(R), Internet Explorer, AOL and Netscape(R) Messenger.

11. Dictate directly and say customized voice commands in selected PC applications.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 9

                         OEM RELATIONSHIPS FOR PROGRAMS

GEOGRAPHY/ NAME                            APPLICATION LICENSED
---------------                            --------------------
[****]
[****]
                                           App: PRO 9
[****]                                     App: PRO 9
[****]                                     App: PRO 9
[****]                                     App: Std &PRO 10
[****]                                     [****]
[****]                                     App: PRO
[****]                                     [****]

[****]
                                           App: VV R8
[****]                                     App: VV R10

[****]
                                           App: VV R10 US

[****]
                                           Full ViaVoice app
[****]                                     Full ViaVoice app
[****]                                     Full ViaVoice app

[****]
                                           App: VV R8,9,10 Std

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 10

                           [INTENTIONALLY LEFT BLANK]

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 11

                                      GOODS

WIP (MICROPHONES)

                                                                        WW VOL                          INVENTORY
PART NUMBER                     DESCRIPTION                             [****]            [****]          [****]
-----------                     -----------
CM001NA                         7100 USB 2 color Ibis                   [****]            [****]          [****]
CM00MNA                         DSP 400                                 [****]            [****]          [****]
CMOOSML                         .AUDIO 40                               [****]            [****]          [****]
CM00TML                         .AUDIO 60                               [****]            [****]          [****]
CM00VML                         .AUDIO 70                               [****]            [****]          [****]

                                TOTAL                                   [****]                            [****]

FINISHED GOODS                                                                                            [****]
--------------
                                                                                                          [****]
[****]

WINDOWS          R10                                                                                      [****]
                 R9                                                                                       [****]
                 R8                                                                                       [****]
                 VOCABS                                                                                   [****]
MAC              MILLENNIUM                                                                               [****]
                 ENHANCED                                                                                 [****]
                 OSX                                                                                      [****]
                 SIMPLY DICTATION                                                                         [****]
                 VOCABS                                                                                   [****]

TOTAL [****]                                                                                              [****]

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

[****]           WINDOWS R10                                        [****]

AP               WINDOWS R10                                        [****]

TOTAL FINISHED GOODS                                                [****]

TOTAL INVENTORY (WIP + FG) **                                       [****]

IBM will provide the sku level detail of the finished goods inventories within ten (10) days of the Effective Date. At that time, any sku's that are not consistent with the Programs listed within Attachment #1 will be removed and this attachment will be updated to reflect only those finished goods assemblies listed within Attachment 1.

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 12

                   IBM'S CORPORATE IDENTITY AND DESIGN PROGRAM

IBM RESELLER AGREEMENT                                                     FINAL
                                                        Agreement # 4902FA0217
--------------------------------------------------------------------------------

                                  ATTACHMENT 13

                   PROGRAMS FOR OEM AGREEMENTS TO BE ASSIGNED

------------------------------------------------------------------------------------------------------------------
 Item                                                                                 IBM Part      Delivery from
Number             Program(s) Description                                              Number       Effective Date
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****]                                                          [****]           [****]
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Standard Edition
                OEM CD-ROM [****]                                                      [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****]                                                          [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****]                                                          [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****]                                                          [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 8 Standard Edition OEM
                CD-ROM with Windows XP Patch - [****] (same as in base
                Attachment 1 Table)                                                    [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 8 Pro Edition CD-ROM [****]
                (Retail CD supplied with requirement that
                OEM licensee indicates to their customer that IPLA is null &
                void)                                                                  [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****] (same as in base Attachment 1 Table)                     [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Standard Edition
                OEM CD-ROM [****]                                                      [****]           [****]
------------------------------------------------------------------------------------------------------------------
                                         [****] - Windows
------------------------------------------------------------------------------------------------------------------
                IBM ViaVoice for Windows, Release 9 Pro Edition OEM
                CD-ROM [****]                                                          [****]           [****]
------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT. THROUGHOUT THIS EXHIBIT CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.